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                                                                  EXHIBIT 10.39

                                     WILMAX                  TSA# UST - 940601

                     TELECOMMUNICATIONS SERVICES AGREEMENT

       This Telecommunications Services Agreement (hereinafter referred to as the "AGREEMENT" or the "TSA") is entered into this 25 day of July, 1994, by and between WILTEL, INC., a Delaware corporation, with its principal office at One Williams Center, Tulsa, Oklahoma, 74172 ("WILTEL") and U.S.tel, a Minnesota corporation, with its principal office at 10345 West Olympic Blvd., L.A., CA 90064 ("CUSTOMER").

                                  WITNESSETH:


       WilTel agrees to provide and Customer agrees to accept switched telecommunications services ("SWITCHED SERVICES") and other associated services (COLLECTIVELY THE "SERVICES"), (i) as described in the Service Schedules identified herewith, (ii) subject to the terms and conditions contained in this Agreement, including without limitation those terms and conditions contained in the Program Enrollment Terms ("PET") which are attached hereto and incorporated herein by reference, and (iii) in conformity with each Service Request (described below) which is accepted hereunder.

        In the event of a conflict between the terms of this Agreement, the PET, the Service Schedule/Pricing Exhibit and the Service Request(s), the following order of precedence will prevail: (1) PET, (2) Service Schedule/Pricing Exhibit,
(3) the Agreement, and (4) Service Request(s).

        NOW, THEREFORE, in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.      TERM.

        (A) Effective Date. This Agreement shall be effective between the parties as of the date first written above (THE "EFFECTIVE DATE") and shall continue for the period of time set forth in the PET (THE "TERM"). Upon the expiration of the Term, the Service in question will continue to be provided subject to termination by either party upon thirty (30) days prior written notice to the other party. Customer shall be liable for all charges associated with actual usage of the Service in question during the Term and any extension thereof.

        (B) PET. The PET, as subscribed to by the parties, shall set forth the Discount Schedule applicable to Switched Service charges due under this Agreement, Customer's Minimum Monthly Commitment, if any, and other information necessary to provide the Service under this Agreement.

        (C) Start of Service. WilTel's obligation to provide and Customer's obligation to accept and pay for non-usage sensitive charges for Service shall be binding to the extent provided for in this Agreement upon the submission of an acceptable Service Request to WilTel by Customer. Customer's obligation to pay for usage sensitive charges for Switched Services shall commence with respect to any Service as of the earlier of
        (i) the "Requested Service Date" set forth in each Service Request, or
        (ii) the date the Service in question is made available to Customer and used ("START OF SERVICE"). Start of Service for particular Services shall be further described in the Service Schedule relevant to the Switched Service in question.


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        (D)  Service Schedules. Services to be provided under this Agreement shall be described in the WilTel Service Schedule which is subscribed to by authorized representatives of WilTel and Customer (COLLECTIVELY REFERRED TO AS THE "SERVICE SCHEDULES"). Each Service Schedule shall become a part of this Agreement to the extent that it describes the particular Services therefor, specific terms and other information necessary or appropriate for WilTel to provide such Service(s) to Customer.

        (E) Service Requests. Customer's requests to initiate or cancel Services shall be described in an appropriate WilTel Service Request ("SERVICE REQUESTS"). Service Requests may consist of machine readable tapes, facsimiles or other means approved by WilTel. Further, Service Requests shall specify all reasonable information, as determined by WilTel, necessary or appropriate for WilTel to provide the Service(s) in question, which shall include without limitation, the type, quantity and end point(s) (when necessary) of circuits comprising a Service Interconnection as described in the applicable Service Schedules, or automatic number identification ("ANI") information relevant to the Service(s), the Requested Service Date, and charges, if any, relevant to the Services described in the Service Request. After WilTel's receipt and verification of a valid Service Request for SWITCHED Service (as defined in the Service Schedule) requiring a change in the primary interexchange carrier ("PIC"), WilTel agrees to (i) submit the ANI(s) relevant to such Service Requests to the following local exchange carriers ("LECs") (with which WilTel currently has electronic interface capabilities) within ten (10) days: Ameritech, Bell Atlantic, BellSouth, Nynex, Pacific Bell, Southwestern Bell, US West, GTE and United, and
        (ii) submit the ANI(s) relevant to such Service Requests to those LECs with which WilTel does not have electronic interface capabilities within a reasonable time.

2.      CANCELLATION.

        (A) Cancellation Charge. At any time after the Effective Date, Customer may cancel this Agreement if Customer provides written notification thereof to WilTel not less than thirty (30) days prior to the effective date of cancellation. In such case (or in the event WilTel terminates this Agreement as provided in Section 8), Customer shall pay to WilTel all charges for Service provided through the effective date of such cancellation plus a cancellation charge (the "CANCELLATION CHARGE") equal to one hundred percent (100%) of the Minimum Monthly Commitment, if any, (as described in the PET) that would have become due for the unexpired portion of the Term.

        (B) Liquidated Damages. It is agreed that WilTel's damages in the event Customer cancels Service shall be difficult or impossible to ascertain. The provision for a cancellation charge in Subsection 2(A) above is intended, therefore, to establish liquidated damages in the event of a cancellation and is not intended as a penalty.

        (C) Cancellation Without Charge. Notwithstanding anything to the contrary contained in Subsection 2(A) above, Customer may cancel this Agreement without incurring any cancellation charge if (i) WilTel fails to provide a network as warranted in Section 9 below; (ii) WilTel fails to deliver call detail records promptly based on the frequency selected by Customer (i.e., monthly, weekly or daily); or (iii) WilTel fails to submit ANI(s) relevant to such Service Requests to the LECs within the time period described in Subsection 1(E) above. Provided, however, Customer must give WilTel written notice of any such default and an opportunity to cure such default within five (5) days of the notice. In the event WilTel fails to cure any such default within the five-day period on more than three (3) occasions within any six (6) month period, Customer may cancel this Agreement without incurring any cancellation charge.


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3.      CUSTOMER'S END USERS.

        (A) End Users. Customers will obtain and upon WilTel's request provide WilTel (within two (2) business days of the date of the request) a written Letter of Agency ("LOA") acceptable to WilTel [or with any other means approved by the Federal Communications Commission ("FCC")], for each ANI indicating the consent of the end users of Customer ("END USERS") to be served by Customer and transferred (by way of change of such End User's designated PIC) to the WilTel network prior to order processing. Each LOA will provided, among other things, that the End Users have consented to the transfer being performed by Customer or Customer's designee. When applicable, Customer will be responsible for notifying End Users, in writing (or by any other means approved by the FCC) that (i) a transfer charge will be reflected on their LEC bill for effecting a change in their primary interexchange carrier ("PIC"), (ii) the entity name under which their interstate, intrastate and/or operator services will be billed (if different from Customer), and (iii) the "primary" telephone number(s) to be used for maintenance and questions concerning their long distance service and/or billing. Customer agrees to send WilTel a copy of the documentation Customer uses to satisfy the above requirements promptly upon request of WilTel. WilTel may change the foregoing requirements for Customer's confirming orders and/or for notifying End Users regarding the transfer charge at any time in order to conform with applicable FCC and state regulations. Provided, however, Customer will be solely responsible for ensuring that the transfer of End Users to the WilTel network conforms with applicable FCC and state regulations, including without limitation, the regulations established by the FCC with respect to verification of orders for long distance service generated by telemarketing as promulgated in 47 C.F.R.,
        Part 64, Subpart K, Section 64.1100 or any successor regulation(s).

        (B) Transfer Charges/Disputed Transfers. Customer agrees that it is responsible for (i) all charges incurred by WilTel to change the PIC of End Users to the WilTel network, (ii) all charges incurred by WilTel to change End Users back to their previous PIC arising from disputed transfers to the WilTel network plus an administrative charge equal to twenty percent (20%) of such charges, and (iii) any other damages suffered by or awards against WilTel resulting from disputed transfers.

        (C) Excluded ANIs. WilTel has the right to reject any ANI supplied by Customer for any of the following reasons: (i) WilTel is not authorized to provide or does not provide long distance services in the particular jurisdiction in which the ANIs is located, (ii) a particular ANI submitted by Customer is not in proper form, (iii) Customer is not certified to provide long distance services in the jurisdiction in which the ANI is located, (iv) Customer is in default of this Agreement, (v) Customer fails to cooperate with WilTel in implementing reasonable verification processes determined by WilTel to be necessary or appropriate in the conduct of business, or (vi) any other circumstances reasonably determined by WilTel which could adversely affect WilTel's performance under this Agreement or WilTel's general ability to transfer its other customers or other end users to the WilTel network, including without limitation, WilTel's ability to electronically effect PIC changes with the LECs. In the event WilTel rejects an ANI, WilTel will notify Customer as soon as possible of its decision specifically describing the rejected ANI and the reason(s) for rejecting that ANI, and will not incur any further liability under this Agreement with regard to that ANI. Further, any ANI requested by Customer for Switched Service may be deactivated by WilTel if no Switched Service billings relevant thereto are generated in any three (3) consecutive calendar month/billing periods. WilTel will be under no obligation to accept ANIs within the three (3) full calendar month period preceding the scheduled expiration of the Term.


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        (D)  Records.  Customer will maintain documents and records ("RECORDS")
        supporting Customer's re-sale of Switched Service, including, but not limited to, appropriate and valid LOAs from End Users for a period of not less than 12 months or such other longer period as may be required by applicable law, rule or regulation. Customer shall indemnify WilTel for any costs, charges or expenses incurred by WilTel arising from disputed PIC selections involving Switched Service to be provided to Customer for which Customer cannot produce an appropriate LOA relevant to the ANI and PIC charge in question, or when WilTel is not reasonably satisfied that the validity of a disputed LOA has been resolved.

        (E) Customer Service. Customer will be solely responsible for billing the End Users and providing the End Users with customer service. Customer agrees to immediately notify WilTel in the event an End User notifies Customer of problems associated with the Service, including without limitation, excess noise, echo, or loss of Service.

4.      CUSTOMER'S RESPONSIBILITIES.

        (A) Expedite Charges. In the event Customer requests expeditious Service and/or changes to Service Orders and WilTel agrees to such request, WilTel will pass through the charges assessed by any supplying parties (e.g., local access providers) involved at the same rate to Customer. WilTel may further condition its performance of such request upon Customer's payment of additional charges to WilTel.

        (B) Fraudulent Calls. Customer shall indemnify and hold WilTel harmless from all costs, expenses, claims or actions arising from fraudulent calls of any nature which may comprise a portion of the Service to the extent that the party claiming the call(s) in question to be fraudulent is (or had been at the time of the call) an End User of the Service through Customer or an end user of the Service through Customer's distribution channels. Customer shall not be excused from paying WilTel for Service provided to Customer or any portion thereof on the basis that fraudulent calls comprised a corresponding portion of the Service. In the event WilTel discovers fraudulent calls being made (or reasonably believes fraudulent calls are being made), nothing contained herein shall prohibit WilTel from taking immediate action (without notice to Customer) that is reasonably necessary to prevent such fraudulent calls from taking place, including without limitation, denying Service to particular ANIs or terminating Service to or from specific locations.

5.      CHARGES AND PAYMENT TERMS.

        (A) Payment. WilTel billings for Service are made on a monthly basis (or such other basis as may be mutually agreed to by the parties) following Start of Service. Subject to Subsection 5(D) below, Service shall be billed at the rates set forth on the Pricing Exhibit executed by the parties and attached hereto and incorporated herewith, and Service Requests, as the case may be. Discounts, if any, applicable to the rates for certain Switched Services are set forth in the PET. Customer will pay each WilTel invoice in full for Switched Service within thirty (30) days of the invoice date set forth on each WilTel invoice to Customer ("DUE DATE"). If payment is not received by WilTel on or before the Due Date, Customer shall also pay a late fee in the amount of the lesser of one and one-half percent (1-1/2%) of the unpaid balance of the Service charges per month or the maximum lawful rate under applicable state law.

        (B) Definitions. Time of day rate periods (including WilTel Recognized National Holidays) will be as described in WilTel's F.C.C. Tariff No. 5.



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        (C)  Taxes.  Customer acknowledges and understands that WilTel computes all charges herein exclusive of any applicable federal, state or local use, excise, gross receipts, sales and privilege taxes, duties, fees or similar liabilities (other than general income or property taxes), whether charged to or against WilTel or Customer because of the Service furnished to Customer ("ADDITIONAL CHARGES"). Customer shall pay such Additional Charges in addition to all other charges provided herein.

        (D) Modification of Charges. WilTel reserves the right to eliminate Service offerings and/or modify charges for Service offerings (which charge modifications shall not exceed then-current generally available WilTel charges for comparable services), upon not less than sixty (60) days prior notice to Customer, which notice will state the effective date for the charge modification. In the event WilTel notifies Customer of the elimination of a Service offering and/or an increase in the charges, Customer may terminate this Agreement, without incurring a cancellation charge only with respect to the Service offering affected by the increase in charges. In order to cancel the offering, Customer must notify WilTel, in writing, at least thirty (30) days prior to the effective date of the increase in charges. Further, in the event Customer cancels its subscription to a Switched Service offering as described in this Subsection 5(D), WilTel and Customer agree to negotiate in good faith concerning Customer's Minimum Monthly Commitment, if any, described in the PET.

        (E) Billing Disputes. Notwithstanding the foregoing, late fees shall apply (but shall not be due and payable for a period of sixty (60) days following the Due Date therefor) for amounts reasonably disputed by Customer, provided Customer: (i) pays all undisputed charges on a before the Due Date, (ii) presents a written statement of any billing discrepancies to WilTel in reasonable detail on or before the Due Date of the invoice in question, and (iii) negotiates in good faith with WilTel for the purpose of resolving such dispute within said sixty (60) day period. In the event such dispute is resolved in favor of WilTel, Customer agrees to pay WilTel the disputed amounts together with any applicable late fees within ten (10) days of the resolution. In the event such dispute is resolved in favor of Customer, Customer will receive a credit for the disputed charges in question and the applicable late fees. In the event the dispute can not be resolved within such sixty (60) day period (unless WilTel has agreed in writing to extend such period) all disputed amounts together with late fees shall become due and payable, and this provision shall not be construed to prevent Customer from pursuing any available legal remedies. WilTel shall not be obligated to consider any Customer notice of billing discrepancies which are received by WilTel more than sixty (60) days following the Due Date of the invoice in question.

        (F) Suspension of Service. In the event charges due pursuant to WilTel's invoice are not paid in full by the Due Date, WilTel shall have the right, after giving Customer ten (10) days prior notice, to suspend all or any portion of the Service to Customer ("SUSPENSION NOTICE") until such time (designated by WilTel in its Suspension Notice) as Customer has paid in full all charges then due to WilTel, including any late fees. Following such payment, WilTel shall reinstitute Service to Customer only when Customer provides WilTel with satisfactory assurance of Customer's ability to pay for Service (i.e., a deposit, letter of credit or other means acceptable to WilTel) and Customer's advance payment of the cost of reinstituting Service. If Customer fails to make the required payment by the date set forth in the Suspension Notice, Customer will be deemed to have canceled the Service suspended effective as of the date of suspension. Such cancellation shall not relieve Customer for payment of applicable cancellation charges as described in
        Section 2.

6. CREDIT: Customer's execution of this Agreement signifies Customer's acceptance of WilTel's initial and continuing credit approval procedures and policies. WilTel reserves the right to withhold




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initiation or full implementation of Service under this Agreement pending
WilTel's initial satisfactory credit review and approval thereof which may be conditioned upon terms specified by WilTel, including, but not limited to, security for payments due hereunder in the form of a cash deposit or other means. WilTel reserves the right to modify its requirements, if any, with respect to any security or other assurance provided by Customer for payments due hereunder in light of Customer's actual usage when compared to projected usage levels upon which any security or assurance requirement was based.

7. CREDITWORTHINESS: If at any time there is a material adverse change in Customer's creditworthiness, then in addition to any other remedies available to WilTel, WilTel may elect, in its sole discretion, to exercise one or more of the following remedies: (i) cause Start of Service for Service described in a previously executed Service Request to be withheld; (ii) cease providing Service pursuant to a Suspension Notice; (iii) decline to accept a Service Request or other requests from Customer to provide Service which WilTel may otherwise be obligated to accept and/or (iv) condition its provision of Service or acceptance of a Service Request on Customer's assurance of payment which shall be a deposit or such other means to establish reasonable assurance of payment. An adverse material change in Customer's creditworthiness shall include, but not be limited to: (i) Customer's default of its obligations to WilTel under this or any other agreement with WilTel; (ii) failure of Customer to make full payment of charges due hereunder on or before the Due Date on three (3) or more occasions during any period of twelve (12) or fewer months or Customer's failure to make such payment on or before the Due Date in any two (2) consecutive months; (iii) acquisition of Customer (whether in whole or by majority or controlling interest) by an entity which is insolvent, which is subject to bankruptcy or insolvency proceedings, which owes past due amounts to WilTel or any entity affiliated with WilTel or which is a materially greater credit risk than Customer; or, (iv) Customer's being subject to or having filed for bankruptcy or insolvency proceedings or the legal insolvency of Customer.

8. REMEDIES FOR BREACH. In the event Customer is in breach of this Agreement, including without limitation, failure to pay charges due hereunder by the date stated in the Suspension Notice described in Subsection 5(F), WilTel shall have the right, after giving Customer five (5) days prior notice, and in addition to foreclosing any security interest WilTel may have, to (i) terminate this Agreement; (ii) withholding billing information from Customer; and/or (iii) contact the End Users (for whom calls are originated and terminated solely over facilities comprising the WilTel network) directly and bill such End Users directly until such time as WilTel has been paid in full for the amount owed by Customer. If Customer fails to make payment by the date stated in the Suspension Notice and WilTel, after giving Customer five (5) days prior notice, terminates this Agreement as provided in this Section 8, such termination shall not relieve Customer for payment of applicable cancellation charges as described in Section 2 above.

9. WARRANTY. WilTel will use reasonable efforts under the circumstances to maintain its overall network quality. The quality of Service provided hereunder shall be consistent with telecommunications common carrier industry standards, government regulations and sound business practices. WILTEL MAKES NO OTHER WARRANTIES ABOUT THE SERVICE PROVIDED HEREUNDER, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE.

10.     Liability; General Indemnity; Reimbursement.

        (A) Limited Liability. IN NO EVENT WILL EITHER PARTY HERETO BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL LOSSES OR DAMAGES, INCLUDING WITHOUT LIMITATION, LOSS OR REVENUE, LOSS OF CUSTOMERS OR CLIENTS, LOSS OF GOODWILL OR


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        LOSS OF PROFITS ARISING IN ANY MANNER FROM THIS AGREEMENT AND THE
        PERFORMANCE OR NONPERFORMANCE OF OBLIGATIONS HEREUNDER.

        (B) General Indemnity. In the event parties other than Customer (e.g., Customer's End Users) shall have use of the Service through Customer, then Customer agrees to forever indemnify and hold WilTel, its affiliated companies and any third-party provider or operator of facilities employed in provision of the Service harmless from and against any and all claims, demands, suits, actions, losses, damages, assessments or payments which those parties may assert arising our of or relating to any defect in the Service.

        (C) Reimbursement. Customer agrees to reimburse WilTel for all reasonable costs and expenses incurred by WilTel due to WilTel's direct participation (either as a party or witness) in any administrative, regulatory or criminal proceeding concerning Customer if WilTel's involvement in said proceeding is based solely on WilTel's provision of Services to Customer.

11. FORCE MAJEURE. If WilTel's performance of this Agreement or any obligation hereunder is prevented, restricted or interfered with by causes beyond its reasonable control including, but not limited to, acts of God, fire, explosion, vandalism, cable cut, storm or other similar occurrence, any law, order, regulation, direction, action or request of the United States government, or state or local governments, or of any department, agency, commission, court, bureau, corporation or other instrumentality of any one or more such governments, or of any civil or military authority, or by national emergency, insurrection, riot, war, strike, lockout or work stoppage or other labor difficulties, or supplier failure, shortage, breach or delay, then WilTel shall be excused from such performance on a day-to-day basis to the extent of such restriction or interference. WilTel shall use reasonable efforts under the circumstances to avoid or remove such causes on nonperformance and shall proceeds to perform with reasonable dispatch whenever such causes are removed or cease.

12. STATE CERTIFICATION. Customer warrants that in all jurisdictions in which it provides long distance services that require certification, it has obtained the necessary certification from the appropriate governmental authority. Further, if required by WilTel, Customer agrees to provide proof of such certification acceptable to Wiltel. In the event Customer is prohibited, either on a temporary or permanent basis, from conducting its telecommunications operations in a given state, Customer shall (i) immediately notify WilTel by facsimile, and (ii) send written notice to WilTel within twenty-four (24) hours of such prohibition.

13. INTERSTATE/INTRASTATE SERVICE. Except with respect to Switched Service specifically designated as intrastate Service or international Service, the rates provided to Customer in a Service Schedule are applicable only to Switched Service if such Service is used for carrying interstate telecommunications (i.e., Service subject to FCC jurisdiction). WilTel shall not be obligated to provide Switched Service with end points within a single state or Switched Service which originates/terminates at points both of which are situated within a single state. In those states where WilTel is authorized to provide intrastate service (i.e., telecommunications transmission services subject to the jurisdiction of state regulatory authorities), WilTel will, at its option, provide instrastate Service pursuant to applicable state laws, regulations and applicable tariff, if any, filed by WilTel with state regulatory authorities as required by applicable law.

14. AUTHORIZED USE OF WILTEL NAME. Without WilTel's prior written consent, Customer shall not (i) refer to itself as an authorized representative of WilTel whenever it refers to the Services in promotional, advertising or other materials, or (ii) use WilTel's logos, trade marks, service marks, or any variations thereof in any of its promotional, advertising or other materials. Additionally, Customer shall provide to WilTel for its prior review and written approval, all promotions, advertising or other



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materials or activity using or displaying WilTel's name or the Services to be provided by WilTel. Customer agrees to change or correct, at Customer's expense, any such material or activity which WilTel, in its sole judgment, determines to be inaccurate, misleading or otherwise objectionable. Customer is explicitly authorized to only use the following statements in its sales literature: (i) "Customer utilizes the WilTel Network", (ii) "Customer utilizes WilTel's facilities", (iii) "WilTel provides only the network facilities", and
(iv) "WilTel is our network services provider".

15. NOTICES. Notices under this Agreement shall be in writing and delivered to the person identified below at the offices of the parties as they appear below or as otherwise provided for by proper notice hereunder. Customer shall notify WilTel in writing if Customer's billing address is different than the address shown below. The effective date for any notice under this Agreement shall be the date of actual receipt of such notice by the appropriate party, notwithstanding the date of mailing.


IF TO WILTEL:  WilTel, Inc.                   IF TO CUSTOMER:
               One Williams Center, 28th Flr.                __________________
               Tulsa, OK 74172                               __________________
               Attn: Carrier Sales Dept.                     __________________
                                                             Attn:
                                                                  -------------

16. NO-WAIVER. No term or provision of this Agreement shall be deemed waived and no breach or default shall be deemed excused unless such waiver or consent shall be in writing and signed by the party claimed to have waived or consented. A consent to waiver of or excuse for a breach or default by either party, whether express or implied, shall not constitute a consent to, waiver of, or excuse for any different or subsequent breach or default.

17.  PARTIAL INVALIDITY; GOVERNMENT ACTION.

        (A) Partial Invalidity. If any part of any provision of this Agreement or any other agreement, document or writing given pursuant to or in connection with this Agreement shall be invalid or unenforceable under applicable law, rule or regulation, that part shall be ineffective to the extent of such invalidity only, without in any way affecting the remaining parts of that provision or the remaining provisions of this Agreement. In such event, Customer and WilTel will negotiate in good faith with respect to any such invalid or unenforceable part to the extent necessary to render such part valid and enforceable.

        (B) Government Action. Upon thirty (30) days prior notice, either party shall have the right, without liability to the other, to cancel an affected portion of the Service if any material rate or term contained herein and relevant to the affected Service is substantially changed (to the detriment of the terminating party) or found to be unlawful or the relationship between the parties hereunder is found to be unlawful by order of the highest court of competent jurisdiction to which the matter is appealed, the FCC, or other local, state or federal government authority of competent jurisdiction.

18. EXCLUSIVE REMEDIES. Except as otherwise specifically provided for herein, the remedies set forth in this Agreement comprise the exclusive remedies available to either party at law or in equity.

19. USE OF SERVICE. Upon WilTel's acceptance of a Service Request hereunder, WilTel will provide the Service specified therein to Customer upon condition that the Service shall not be used for any unlawful purpose. The provision of Service will not create a partnership or joint venture between the parties or result in a joint communications service offering to any third parties, and WilTel and Customer agree that this Agreement, to the extent it is subject to FCC regulation, is an inter-carrier agreement


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which is not subject to the filing requirements of Section 211(a) of the
Communications Act of 1934 (47 U.S.C. Section 211(a)) as implemented in 47 C.F.R. Section 43.51.

20.     CHOICE OF LAW; FORUM.

        (A) Law. This Agreement shall be construed under the laws of the State of Oklahoma without regard to choice of law principles.

        (B) Forum. Any legal action or proceeding with respect to this Agreement may be brought in the Courts of the State of Oklahoma in and for the County of Tulsa or the United States of America for the Northern District of Oklahoma. By execution of this Agreement, both Customer and WilTel hereby submit to such jurisdiction, hereby expressly waiving whatever rights may correspond to either of them by reason of their present or future domicile. In furtherance of the foregoing, Customer and WilTel hereby agree to service by U.S. Mail at the notice addresses referenced in Section 15. Such service shall be deemed effective upon the earlier of actual receipt or seven (7) days following the date of posting.

21.     PROPRIETARY INFORMATION.

        (A) Confidential Information. The parties understand and agree that the terms and conditions of this Agreement, all documents referenced (including invoices to Customer for Service provided hereunder) herein, communications between the parties regarding this Agreement or the Service to be provided hereunder (including price quotes to Customer for any Service proposed to be provided or actually provided hereunder), as well as such information relevant to any other agreement between the parties (COLLECTIVELY "CONFIDENTIAL INFORMATION"), are confidential as between Customer and WilTel.

        (B) Limited Disclosure. A party shall not disclose Confidential Information unless subject to discovery or disclosure pursuant to legal process, or to any other party other than the directors, officers, and employees of a party or a party's agents including their respective brokers, lenders, insurance carriers or bona fide prospective purchasers who have specifically agreed in writing to nondisclosure of the terms and conditions hereof. Any disclosure hereof required by legal process shall only be made after providing the non-disclosing party with notice thereof in order to permit the non-disclosing party to seek an appropriate protective order or exemption. Violation by a party or its agents of the foregoing provisions shall entitle the non-disclosing party, at its option, to obtain injunctive relief without a showing of irreparable harm or injury and without bond.

        (C) Press Releases. The parties further agree that any press release, advertisement or publication generated by a party regarding this Agreement, the Service provided hereunder or in which a party desires to mention the name of the other party or the other party's parent or affiliated company(ies), will be submitted to the non-publishing party for its written approval prior to publication.

        (D) Survival of Confidentiality. The provisions of this Section 21 will be effective as of the date of this Agreement and remain in full force and effect for a period which will be the longer of (i) one (1) year following the date of this Agreement, or (ii) one (1) year from the termination of all Service hereunder.

22. SUCCESSORS AND ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors or assigns, provided, however, that Customer shall not


5/1/94                            Page 9 of 10                      CONFIDENTIAL
assign or transfer its rights or obligations under this Agreement without the prior written consent of WilTel, which consent shall not be unreasonably withheld, and further provided that any assignment or transfer without such consent shall be void.

23.     GENERAL.

        (A) Survival of Terms. The terms and provisions contained in this Agreement that by their sense and context are intended to survive the performance thereof by the parties hereto shall so survive the completion of performance and termination of this Agreement, including, without limitation, provisions for indemnification and the making of any and all payments due hereunder.

        (B) Headings. Descriptive headings in this Agreement are for convenience only and shall not affect the construction of this Agreement.

        (C) Industry Terms. Words having well-known technical or trade meanings shall be so construed, and all listings of items shall not be taken to be exclusive, but shall include other items, whether similar or dissimilar to those listed, as the context reasonably requires.

        (D) Rule of Construction. No rule of construction requiring interpretation against the drafting party hereof shall apply in the interpretation of this Agreement.

24. ENTIRE AGREEMENT. This Agreement consists of (i) all the terms and conditions contained herein, and, (ii) all documents incorporated herein specifically by reference. This Agreement constitutes the complete and exclusive statement of the understandings between the parties and supersedes all proposals and prior agreements (oral or written) between the parties relating to Service provided hereunder. No subsequent agreement between the parties concerning the Service shall be effective or binding unless it is made in writing and subscribed to by authorized representatives of Customer and WilTel.

        IN WITNESS WHEREOF, the parties have executed this Telecommunications Services Agreement on the date first written above.


WILTEL, INC.                                      USTEL, INC.
                                        -------------------------------
                                                  (CUSTOMER)


By:  /s/  Robert A. Brejcha             /s/  Barry Epling
     -------------------------------   -------------------------------
                (Signature)                     (Signature)

              Robert A. Brejcha                 Barry Epling
     -------------------------------   -------------------------------
                (Print Name)                    (Print Name)

            Director Carrier Sales                 C.O.O.
     -------------------------------   -------------------------------
                  (Title)                         (Title)


A:/michaelb/WILMAX/WILMAX.Telecommunications Services Agreement


5/1/94                           Page 10 of 10                      CONFIDENTIAL

                                                         CONFIDENTIAL TREATMENT


                                     WILMAX

                            PROGRAM ENROLLMENT TERMS

                                   [CARRIER]

        These Program Enrollment Terms ("PET") are made as of the 1st day of July, 1994 (THE "EFFECTIVE DATE"), by and between WilTel, Inc. ("WILTEL") and USTEL, Inc. ("CUSTOMER") and are a part of their agrement for switched services, more particularly identified as TSA#UST-940601 ("THE AGREEMENT"). In accordance with the Agreement, charges to Customer for Service obtained thereunder shall be subject to the Discount Schedule set forth below and the Agreement shall also be subject to the terms and conditions set forth herein.

1. PRIOR AGREEMENT: The parties acknowledge that WilTel is currently providing Customer with switched telecommunications services (THE "EXISTING SERVICE") pursuant to that certain Carrier Switched Services Agreement dated March 10, 1993 (THE "PRIOR AGREEMENT"). The parties agree that as of the Effective Date (i) the Prior Agreement shall be superseded and of no further force or effect, (ii) the parties shall be released from all liability under the Prior Agreement with the exception of certain accrued obligations arising under the Prior Agreement such as payment of money or application of credits accruing prior the Effective Date, and (iii) the Existing Service shall be provided pursuant to the terms and conditions (excluding the rates and discounts) described in this Agreement. The parties further agree that the rates shown on the Pricing Exhibit dated concurrently herewith and the discounts described herein shall become effective for all Existing Service on or before the second WilTel billing cycle following the Effective Date.

2. SERVICE TERM: FORTY-NINE (49) MONTHS. WilTel will not be obligated to accept any Service Request under the Agreement if Customer's initial Service Request is not submitted by Customer within thirty (30) days of the date of this PET and further subject to a Requested Service Date within ninety (90) days of the date of this PET.

3. DISCOUNT SCHEDULE. THE DISCOUNT IS BASED ON THE MONTHS CONTAINED IN THE SERVICE TERM DIVIDED BY 12. IF THE PRODUCT OF THE DIVISION IS EQUAL TO OR GREATER THAN 1 BUT LESS THAN 2, THE 1-YEAR DISCOUNTS APPLY; IF THE PRODUCT OF THE DIVISION IS EQUAL TO OR GREATER THAN 2 BUT LESS THAN 3, THE 2-YEAR DISCOUNTS APPLY; AND, IF THE PRODUCT OF THE DIVISION IS EQUAL TO OR GREATER THAN 3, THE 3-YEAR DISCOUNTS APPLY. CUSTOMER WILL AUTOMATICALLY RECEIVE THE NEXT HIGHER DISCOUNT WHEN CUSTOMER'S ELIGIBLE MONTHLY REVENUE REACHES THE NEXT LEVEL.

        MONTHLY                         SERVICE TERM
        REVENUE(A)               MTM        1-YR        2-YR        3-YR
        ----------               ---        ----        ----        ----






5/1/94                            Page 1 of 5                      CONFIDENTIAL

        (a) MONTHLY REVENUE WILL INCLUDE ALL MEASURED AND PER CALL SWITCHED SERVICE CHARGES (I.E., DIRECTORY ASSISTANCE AND BOTH DOMESTIC AND INTERNATIONAL) PLUS THREE (3) TIMES CUSTOMER'S RECURRING MONTHLY PRIVATE LINE INTEREXCHANGE SERVICE CHARGES (I.E., BOTH DOMESTIC AND INTERNATIONAL) FROM WILTEL (EXCLUSIVE OF ANY PRO RATA CHARGES, ACCESS CHARGES, ANCILLARY OR SPECIAL FEATURE CHARGES, SUCH AS, AUTHORIZATION CODES OR CDR TAPES, OR ANY OTHER CHARGES OTHER THAN THOSE IDENTIFIED BY THE RELEVANT WILTEL INVOICE AS MONTHLY RECURRING INTEREXCHANGE SERVICE CHARGES).

        (b) REQUIRES A MINIMUM OF ONE (1) DS-1 CIRCUIT COMPRISING A SERVICE INTERCONNECTION AS DEFINED IN THE SERVICE SCHEDULE WITH RESPECT TO TERMINATION SERVICE AND/OR 800 ORIGINATION SERVICE.

        If Customer's Minimum Commitment is at least [*], the percentages shown in the Discount Schedule above will be increased by [*]; if Customer's Minimum Commitment is at least [*], the percentages shown in the Discount Schedule above will be increased by [*]; if Customer's Minimum Commitment is [*], the percentages shown in the Discount Schedule above will be increased [*]; and, if Customer's Minimum Commitment is [*], the percentages shown in the Discount Schedule above will be increased by [*]. The applicable percentage (i.e., based on Customer's Service Term and Minimum Commitment, if any) will commence as of the Effective Date.

4.      CUSTOMER'S COMMITMENTS/APPLICABLE DISCOUNT:

        (A) Commencing August 1, 1994 and continuing through August 31, 1995 (THE "RAMP-UP PERIOD"), Customer agrees to obtain Monthly Revenue of at least the amounts shown below in the respective months listed (COLLECTIVELY, "CUSTOMER'S MINIMUM RAMP-UP AMOUNT"). In consideration of the foregoing, during the Ramp-Up Period, Customer's applicable Discount will be [*]. Provided, however, in the event Customer does not maintain Monthly Revenue of at least the amounts shown in any month during the Ramp-Up Period, for the remainder of the Service Term, Customer will receive Discounts in accordance with Section 3 above which correspond with Customer's actual Monthly Revenue relative to a 3-Year Service Term. Subject to Subsection 4(B) below, commencing September 1, 1995 and continuing through the end of the Service Term (including any applicable extensions), Customer will receive Discounts in accordance with Section 3 above which correspond with Customer's actual Monthly Revenue relative to a 3-Year Service Term.

                        Months                          Monthly Revenue
            -------------------------------              ---------------

            August, 1994 - September, 1994                 REDACTED
            October, 1994 - November, 1994
            December, 1994 - February, 1994
               March, 1995 - April, 1995
                 May, 1995 - June, 1995
                       July, 1995
                      August, 1995



5/1/94                           Page 2 of 5                    * CONFIDENTIAL

        (B) Provided Customer has met Customer's Minimum Ramp-Up Amounts, at any time prior to January 1, 1996, Customer may elect ("CUSTOMER'S ELECTION"), by giving WilTel at least forty-five (45) days prior written notice (THE "ELECTION NOTICE"), to obtain Monthly Revenue on a take-or-pay basis of at least [*] ("CUSTOMER'S COMMITMENT") for the period of time commencing with the first full month following WilTel's receipt of the Election Notice through the end of the Service Term (THE "CONTRACT COMMITMENT PERIOD"). In such case, Customer's applicable Discount during the Contract Commitment Period will be [*].

        (C) In the event Customer is no longer maintaining TERMINATION Service or 800 ORIGINATION Service but is maintaining SWITCHED Service, DEDICATED ACCESS Service or TRAVEL CARD Service, Customer's Minimum Commitment will be the greater of (i) [*], or (ii) if Customer has notified WilTel of Customer's Election under Subsection 4(B) above, [*].

5. DEFICIENCY CHARGE: In the event Customer notifies WilTel of Customer's Election described in Subsection 4(B) above or the provisions of Subsection 4(C)(i) above apply, and Customer does not maintain Customer's Commitment (or Customer's Minimum Commitment, as the case may be) in any month during the Contract Commitment Period (or Service Term, as the case may be), then for those month(s) only, Customer will pay WilTel the difference between Customer's Contract Commitment (or Customer's Minimum Commitment, as the case may be) and Customer's actual Monthly Revenue as described in Section 3 above net of any applicable discounts (THE "DEFICIENCY CHARGE"). The Deficiency Charge will be due at the same time payment is due for Service provided to Customer, or immediately in an amount equal to Customer's Contract Commitment (or Customer's Minimum Commitment, as the case may be) for the unexpired portion of the Term, if (i) Customer cancels all circuits comprising all Service Interconnections as described in the Service Schedules, or (ii) WilTel terminates the Agreement based on Customer's default.

6. APPLICATION OF DISCOUNTS: After determining Customer's applicable discount percentage based on the Discount Schedule in Section 3 above or as described in Section 4 above, the applicable percentage will be only applied to Monthly Revenues comprised of Customer's interstate (including Alaska, Hawaii, the United States Virgin Islands and Puerto Rico unless otherwise noted on the Pricing Exhibit dated concurrently herewith) measured usage charges (which includes 1+ and 800 usage, whether switched access or dedicated access). During the Service Term of the Agreement, accumulated credits derived from discounts under the Discount Schedule will be applied in arrears commencing with the first day of the month following the Effective Date (THE "DISCOUNT") based upon Monthly Revenue relevant to the preceding month (THE "DISCOUNT PERIOD") which period shall include any partial calendar month following Start of Service, or such other time basis as may be mutually determined by the parties.

        EXAMPLE: CUSTOMER NOTIFIES WILTEL IN WRITING ON OCTOBER 1, 1995 OF ITS AGREEMENT TO OBTAIN MONTHLY REVENUE ON A TAKE-OR-PAY BASIS OF AT [*]. IN JANUARY, 1996, CUSTOMER HAS [*] IN PRIVATE LINE INTEREXCHANGE SERVICE CHARGES (BOTH INTERSTATE AND INTRASTATE) AND IS CREDITED WITH [*] IN MONTHLY REVENUE PLUS [*] IN SWITCHED SERVICE INTRASTATE CHARGES AND [*] IN INTERSTATE SWITCHED SERVICE CHARGES. CUSTOMER'S MONTHLY REVENUE FOR THE MONTH IN QUESTION WOULD EQUAL A TOTAL OF [*]. BASED ON CUSTOMER'S COMMITMENT, CUSTOMER WOULD RECEIVE [*] DISCOUNT WHICH, SUBJECT

5/1/94                            Page 3 of 5                     * CONFIDENTIAL

                  TO THE OTHER CONDITIONS SET FORTH IN THIS SECTION 6, WOULD BE APPLIED TO THE TOTAL INTERSTATE SWITCHED SERVICE CHARGES OF [*] TO PRODUCE A CREDIT RELEVANT TO THE MONTH IN QUESTION OF [*].

        Each Discount will result in the application of a credit obtained during the Discount Period to the WilTel invoice to Customer relevant to the billed measured Interstate Switched Service for the calendar month next following the completion of each Discount Period, provided Customer has paid undisputed charges on a current basis for that month and has not otherwise been subject to a Suspension Notice in accordance with the Agreement. Failure of Customer to comply with the foregoing provision shall result in no credit for the Discount Period in question. In addition, as the Discount is only applicable for purposes of reducing the Interstate Switched Service charge to Customer, the Discount will only be applied to the Interstate Switched Service charges for the Discount Period in question to the extent that such charge shall not be reduced below zero and without carry-forward of any unused portion of the accumulated credit if Interstate Switched Service charges for the month in question do not exceed the accumulated credit.

7.      ISRAEL TERMINATION SERVICE:

        (A) In exchange for the rates and discounts afforded Customer hereunder, Customer agrees to terminate up to [*] of WilTel's switched service minutes in Israel ("ISRAEL TERMINATION SERVICE") at the rate of [*] per minute (measured in 6 second increments) commencing August 1, 1994 through July 13, 1998 (THE "ISRAEL SERVICE PERIOD"). Israel Termination Service will be available to WilTel via Service Interconnection at 60 Hudson, New York City, New York. WilTel will have the right to increase the number of minutes terminated under this Section by up to [*] every three (3) months during the Service Term. Israel Termination Service will be offered to WilTel under terms and conditions similar to those contained in this Agreement, including without limitation the technical standards as set forth in this Agreement, but excluding any revenue or minute commitments by WilTel.

        (B) In the event Customer does not perform its obligations to WilTel pursuant to this Section 7 at any time during the Israel Service Period, Customer will pay WilTel the difference between (x) the amount of charges paid to WilTel hereunder taking into account the applicable Discounts received by Customer as described in Subsection 4(A), and (y) the amount of charges Customer would have paid to WilTel taking into account Discounts Customer would have received in accordance with
        Section 3 which corresponded with Customer's actual Monthly Revenue relative to a 3-Year Service Term. Provided, if applicable, WilTel will not be obligated to continue providing the Discounts described in Subsection 4(A) during the Ramp-Up Period, and during such Ramp-Up Period Customer will only be entitled to receive Discounts in accordance with Section 3 above which correspond with Customer's actual Monthly Revenue relative to a 3-Year Service Term. Provided, further, Customer's Election described in Subsection 4(B) above will be at WilTel's sole discretion.

5/1/94                            Page 4 of 5                     * CONFIDENTIAL

        IN WITNESS WHEREOF, THE PARTIES HAVE EXECUTED THESE PROGRAM ENROLLMENT TERMS ON THE DATE FIRST WRITTEN ABOVE.

WILTEL, INC.                            USTEL, INC.


BY:      /s/ Robert Brejcha                        /s/ Barry Epling
   ---------------------------------    --------------------------------------
             (SIGNATURE)                             (SIGNATURE)


          ROBERT A. BREJCHA                          BARRY EPLING
- ------------------------------------    --------------------------------------
             (PRINT NAME)                            (PRINT NAME)


        Director, Carrier Sales                         COO
- ------------------------------------    --------------------------------------
                (TITLE)                                 (TITLE)



5/1/94                            Page 5 of 5                     * CONFIDENTIAL

                                                CONFIDENTIAL TREATMENT


                                     WILMAX

                                PRICING EXHIBIT
                                ---------------

                                   [CARRIER]

        This Pricing Exhibit is made as of the 25 day of July, 1994, by and between WilTel, Inc. ("WILTEL") and U.S.tel ("CUSTOMER") and is a part of their agreement for switched services, identified as TSA#UST-940601 (the "AGREEMENT").

A.      TERMINATION SERVICE

        INTERSTATE RATES PER MINUTE

        [*] Nonday within the 48 contiguous United States except with respect to termination in the Supersaver LATAs listed below.

        INTERSTATE EXTENDED RATES PER MINUTE

        [*] Nonday from the 48 contiguous United States to Hawaii, Alaska, Puerto Rico and the United States Virgin Islands.

        INTERSTATE SUPERSAVER RATES PER MINUTE

        [*] Nonday. These rates are only available and only apply to Interstate TERMINATION Service calls to the following Supersaver LATAs set forth below (i.e., Intrastate TERMINATION Service calls will not be subject to Supersaver Rates):

        Atlanta, GA (LATA 438)                  Minneapolis, MN (LATA 628)
        Baltimore, MD (LATA 238)                New York, NY (LATA 132)
        Boston, MA (LATA 128)                   Newark, NJ (LATA 224)
        Chicago, IL (LATA 358)                  Philadelphia, PA (LATA 228)
        Cleveland, OH (LATA 320)                Phoenix, AR (LATA 666)
        Dallas, TX (LATA 552)                   Pittsburgh, PA (LATA 234)
        Denver, CO (LATA 656)                   Sacramento, CA (LATA 726)
        Detroit, MI (LATA 340)                  St. Louis, MO (LATA 520)
        Houston, TX (LATA 560)                  San Diego, CA (LATA 732)
        Kansas City, MO (LATA 524)              San Francisco, CA (LATA 722)
        Las Vegas, NV (LATA 721)                Seattle, WA (LATA 674)
        Los Angeles, CA (LATA 730)              Stamford/Hartford, CT (LATA 920)
        Miami, FL (LATA 460)                    Washington, DC (LATA 236)
        Milwaukee, WI (LATA 356)

        INTRASTATE RATES PER MINUTE [NOT SUBJECT TO DISCOUNT]

        Intrastate charges for calls and directory assistance shall be accordance with WilTel's tariffed rates for WilMAX Extended Network Termination Service.




5/1/94                            Page 1 of 8                   * CONFIDENTIAL

CANADA RATES (1+) [NOT SUBJECT TO DISCOUNT]

Metro Area or NPA               Rate Period     1st 30 Sec.     Add'l 6 Sec.
Montreal                        Day             [*]             [*]
                                Nonday          [*]             [*]
Ottawa                          Day             [*]             [*]
                                Nonday          [*]             [*]
Toronto                         Day             [*]             [*]
                                Nonday          [*]             [*]
Vancouver                       Day             [*]             [*]
                                Nonday          [*]             [*]
Guelph, Hamilton, London,       Day             [*]             [*]
Kitchner                        Nonday          [*]             [*]
NPA 416, 514, 519, 613,         Day             [*]             [*]
819                             Nonday          [*]             [*]
All other areas                 Day             [*]             [*]
                                Nonday          [*]             [*]

MEXICO RATES (1+) [NOT SUBJECT TO DISCOUNT]

        Band*           Rate Period             Rate
        Band 1          Day                     [*]
                        Nonday                  [*]
        Band 2          Day                     [*]
                        Nonday                  [*]
        Band 3          Day                     [*]
                        Nonday                  [*]
        Band 4          Day                     [*]
                        Nonday                  [*]
        Band 5          Day                     [*]
                        Nonday                  [*]
        Band 6          Day                     [*]
                        Nonday                  [*]
        Band 7          Day                     [*]
                        Nonday                  [*]
        Band 8          Day                     [*]
                        Nonday                  [*]

* As defined in WilTel's F.C.C. Tariff No. 2.

5/1/94                            Page 2 of 8                      *CONFIDENTIAL

B.      800 ORIGINATION SERVICE

        INTERSTATE RATES PER MINUTE

        [*] Nonday within the 48 contiguous United States.

        INTERSTATE EXTENDED RATES PER MINUTE

        [*] Nonday from Alaska to the 48 contiguous United States.

        [*] Nonday from Hawaii to the 48 contiguous United States.

        [*] Nonday from Puerto Rico and the United States Virgin Islands to the 48 contiguous United States.

        CANADA RATES [NOT SUBJECT TO DISCOUNT]

        [*] Nonday from all locations in Canada to the 48 contiguous United States.

        INTRASTATE SERVICE RATES PER MINUTE [NOT SUBJECT TO DISCOUNT]

        Intrastate charges for calls shall be in accordance with WilTel's tariffed rates for WilMAX Extended Network 800 Service.


C.      SWITCHED SERVICE

        INTERSTATE (1+ AND 800) RATES PER MINUTE

        [*] Nonday within the 48 contiguous United States.

        INTERSTATE (1+) EXTENDED RATES PER MINUTE

        [*] Nonday from the 48 contiguous United States to Alaska, Hawaii, Puerto Rico and the United States Virgin Islands.

        INTERSTATE (800) EXTENDED RATES PER MINUTE [NOT SUBJECT TO DISCOUNT]

        [*] Nonday from Alaska to the 48 contiguous United States.

        [*] Nonday from Hawaii to the 48 contiguous United States.

        [*] Nonday from Puerto Rico to the 48 contiguous United States.

        [*] Nonday from the United States Virgin Islands to the 48 contiguous United States.

        CANADA RATES (800) [NOT SUBJECT TO DISCOUNT]

        [*] Nonday from all locations in Canada to the 48 contiguous United States.




5/1/94                            Page 3 of 8                   * CONFIDENTIAL

CANADA RATES (1+) [NOT SUBJECT TO DISCOUNT]

Metro Area or NPA               Rate Period     1st 30 Sec.     Add'l 6 Sec.
Montreal                        Day             [*]             [*]
                                Nonday          [*]             [*]
Ottawa                          Day             [*]             [*]
                                Nonday          [*]             [*]
Toronto                         Day             [*]             [*]
                                Nonday          [*]             [*]
Vancouver                       Day             [*]             [*]
                                Nonday          [*]             [*]
Guelph, Hamilton, London,       Day             [*]             [*]
Kitchner                        Nonday          [*]             [*]
NPA 416, 514, 519, 613,         Day             [*]             [*]
819                             Nonday          [*]             [*]
All other areas                 Day             [*]             [*]
                                Nonday          [*]             [*]

MEXICO RATES (1+) [NOT SUBJECT TO DISCOUNT]

        Band*           Rate Period             Rate
        Band 1          Day                     [*]
                        Nonday                  [*]
        Band 2          Day                     [*]
                        Nonday                  [*]
        Band 3          Day                     [*]
                        Nonday                  [*]
        Band 4          Day                     [*]
                        Nonday                  [*]
        Band 5          Day                     [*]
                        Nonday                  [*]
        Band 6          Day                     [*]
                        Nonday                  [*]
        Band 7          Day                     [*]
                        Nonday                  [*]
        Band 8          Day                     [*]
                        Nonday                  [*]

* As defined in WilTel's F.C.C. Tariff No. 2.

5/1/94                            Page 4 of 8                    [*]CONFIDENTIAL

WilTel's Tariffed Intrastate Rates Per Minute (1+ and 800) (subject to change by WilTel) [NOT SUBJECT TO DISCOUNT]

State   Rate    State   Rate    State   Rate    State   Rate
AL      [*]     IN      [*]     NH      [*]     SC      [*]
AR      [*]     KS      [*]     NJ      [*]     SD      [*]
AZ      [*]     KY      [*]     NM      [*]     TN      [*]
CA      [*]     LA      [*]     NY      [*]     TX      [*]
CO      [*]     MA      [*]     NC      [*]     UT      [*]
CT      [*]     MD      [*]     ND      [*]     VA      [*]
DE      [*]     MI      [*]     NV      [*]     VT      [*]
FL      [*]     MN      [*]     OH      [*]     WA      [*]
GA      [*]     MO      [*]     OK      [*]     WI      [*]
IA      [*]     MS      [*]     OR      [*]     WV      [*]
ID      [*]     MT      [*]     PA      [*]     WY      [*]
IL      [*]     NE      [*]

D.      DEDICATED ACCESS SERVICE
        Interstate (1+ and 800) Rates Per Minute

        [*] Day, [*] Nonday within the 48 contiguous United States.

        Interstate (1+) Extended Rates Per Minute

        [*] Day, [*] Nonday from the 48 contiguous United States to Alaska, Hawaii, Puerto Rico and the United States Virgin Islands.

        Interstate (800) Extended Rates Per Minute [NOT SUBJECT TO DISCOUNT]

        [*] Day, [*] Nonday calls from Alaska to the 48 contiguous United
        States.

        [*] Day, [*] Nonday from Hawaii to the 48 contiguous United States.

        [*] Day, [*] Nonday from Puerto Rico to the 48 contiguous United States.

        [*] Day, [*] Nonday from the United States Virgin Islands to the 48 contiguous United States.

        Canada Rates (800) [NOT SUBJECT TO DISCOUNT]

        [*] Day, [*] Nonday from all locations in Canada to the 48 contiguous United States.




5/1/94                            Page 5 of 8                      *CONFIDENTIAL

CANADA RATES (1+) [NOT SUBJECT TO DISCOUNT]

Metro Area or NPA               Rate Period     1st 30 Sec.     Add'l 6 Sec.
Montreal                        Day             [*]             [*]
                                Nonday          [*]             [*]
Ottawa                          Day             [*]             [*]
                                Nonday          [*]             [*]
Toronto                         Day             [*]             [*]
                                Nonday          [*]             [*]
Vancouver                       Day             [*]             [*]
                                Nonday          [*]             [*]
Guelph, Hamilton, London,       Day             [*]             [*]
Kitchner                        Nonday          [*]             [*]
NPA 416, 514, 519, 613,         Day             [*]             [*]
819                             Nonday          [*]             [*]
All other areas                 Day             [*]             [*]
                                Nonday          [*]             [*]

MEXICO RATES (1+) [NOT SUBJECT TO DISCOUNT]

        Band*           Rate Period             Rate
        Band 1          Day                     [*]
                        Nonday                  [*]
        Band 2          Day                     [*]
                        Nonday                  [*]
        Band 3          Day                     [*]
                        Nonday                  [*]
        Band 4          Day                     [*]
                        Nonday                  [*]
        Band 5          Day                     [*]
                        Nonday                  [*]
        Band 6          Day                     [*]
                        Nonday                  [*]
        Band 7          Day                     [*]
                        Nonday                  [*]
        Band 8          Day                     [*]
                        Nonday                  [*]

* As defined in WilTel's F.C.C. Tariff No. 2.

5/1/94                            Page 6 of 8                      *CONFIDENTIAL

WilTel's Tariffed Intrastate Rates Per Minute (1+ and 800) (subject to change by WilTel) [NOT SUBJECT TO DISCOUNT]

===========================================================
State   Rate    State   Rate    State   Rate    State   Rate
- -----------------------------------------------------------
- -----------------------------------------------------------
AL      [*]     IN      [*]     NH      [*]     SC      [*]
- -----------------------------------------------------------
AR      [*]     KS      [*]     NJ      [*]     SD      [*]
- -----------------------------------------------------------
AZ      [*]     KY      [*]     NM      [*]     TN      [*]
- -----------------------------------------------------------
CA      [*]     LA      [*]     NY      [*]     TX      [*]
- -----------------------------------------------------------
CO      [*]     MA      [*]     NC      [*]     UT      [*]
- -----------------------------------------------------------
CT      [*]     MD      [*]     ND      [*]     VA      [*]
- -----------------------------------------------------------
DE      [*]     MI      [*]     NV      [*]     VT      [*]
- -----------------------------------------------------------
FL      [*]     MN      [*]     OH      [*]     WA      [*]
- -----------------------------------------------------------
GA      [*]     MO      [*]     OK      [*]     WI      [*]
- -----------------------------------------------------------
IA      [*]     MS      [*]     OR      [*]     WV      [*]
- -----------------------------------------------------------
ID      [*]     MT      [*]     PA      [*]     WY      [*]
- -----------------------------------------------------------
IL      [*]     NE      [*]
===========================================================

E.      TRAVEL CARD SERVICE

        INTERSTATE SERVICE RATES PER MINUTE

        [*] Day, [*] Nonday within the 48 contiguous United States.

        Note: All TRAVEL CARD Service calls (other than Directory Assistance calls) are subject to a [*] surcharge per call.

        INTRASTATE TRAVEL CARD SERVICE RATES PER MINUTE [NOT SUBJECT TO
        DISCOUNT]

        Intrastate charges for calls shall be in accordance with the applicable intrastate SWITCHED Service rate plus a [*] surcharge per call.

        CANADA RATES PER MINUTE [NOT SUBJECT TO DISCOUNT]

        [*] Day, [*] Nonday for calls originating in the 48 contiguous United States and terminating in Canada.




5/1/94                            Page 7 of 8                      *CONFIDENTIAL

F.      DIRECTORY ASSISTANCE SERVICE

        INTERSTATE RATE PER CALL: $0.50.

        WILTEL'S TARIFFED INTRASTATE RATE PER CALL (SUBJECT TO CHANGE BY WILTEL) [NOT SUBJECT TO DISCOUNT]: [*]

G.      INTERNATIONAL SERVICE [NOT SUBJECT TO DISCOUNT]

        See attached Schedule of applicable WilMAX International Rates.


        IN WITNESS WHEREOF, THE PARTIES HAVE EXECUTED THIS PRICING EXHIBIT ON THE DATE FIRST WRITTEN ABOVE.


WILTEL, INC.                                    USTEL, INC.
                                        -------------------------------------
                                                (CUSTOMER)

By:     /s/ ROBERT BREJCHA              By:     /s/ BARRY EPLING
   ---------------------------------       ----------------------------------
        (Signature)                             (Signature)

        ROBERT A. BREJCHA                       BARRY EPLING
- ------------------------------------    -------------------------------------
        (Print Name)                            (Print Name)

        DIRECTOR, CARRIER SALES                 COO
- ------------------------------------    -------------------------------------
        (Title)                                 (Title)






5/1/94                            Page 8 of 8                   * CONFIDENTIAL

                                    WILMAX
                          OVERSEAS PRICING SCHEDULES

- --------------------------------------------------------------------------------
                               COUNTRY      STANDARD RATE        DISC/ECON*
        COUNTRY                 CODE           PERIOD            RATE PERIOD
- --------------------------------------------------------------------------------
Albania                         355         7AM-12:59PM          1PM-6:59AM
- --------------------------------------------------------------------------------
Algeria                         213         6AM-11:59AM          12PM-5:59AM
- --------------------------------------------------------------------------------
Amer Samoa                      684         5PM-10:59PM          11PM-4:59PM
- --------------------------------------------------------------------------------
Andorra
- --------------------------------------------------------------------------------
Angola                          244         6AM-11:59AM          12PM-5:59AM
- --------------------------------------------------------------------------------
Anguilla                        809         4PM-9:59PM           10PM-3:59PM
- --------------------------------------------------------------------------------
Antarctica
- --------------------------------------------------------------------------------
Antigua                         809         4PM-9:59PM           10PM-3:59PM
- --------------------------------------------------------------------------------
Argentina                        54         8AM-5:59PM           6PM-7:59AM
- --------------------------------------------------------------------------------
Armenia
- --------------------------------------------------------------------------------
Aruba                           297         4PM-9:59PM           10PM-3:59PM
- --------------------------------------------------------------------------------
Ascension Island                247         6AM-11:59AM          12PM-5:59AM
- --------------------------------------------------------------------------------
Australia                        61         2PM-7:59PM           8PM-1:59PM
- --------------------------------------------------------------------------------
Austria                          43         7AM-12:59PM          1PM-6:59AM
- --------------------------------------------------------------------------------
Azerbaijan
- --------------------------------------------------------------------------------
Bahamas                         809         8AM-4:59PM           5PM-7:59AM
- --------------------------------------------------------------------------------
Bahrain
- --------------------------------------------------------------------------------
Balearic Islands
- --------------------------------------------------------------------------------
Bangladesh                      880         6AM-5:59PM           6PM-5:59AM
- --------------------------------------------------------------------------------
Barbados                        809         4PM-9:59PM           10PM-3:59PM
- --------------------------------------------------------------------------------
Belarus
- --------------------------------------------------------------------------------
Belgium                          32         7AM-12:59PM          1PM-6:59AM
- --------------------------------------------------------------------------------
Belize                          501         5PM-10:59PM          11PM-4:49PM
- --------------------------------------------------------------------------------
Benin                           229         6AM-11:59AM          12PM-5:59AM
- --------------------------------------------------------------------------------
Bermuda                         809         8AM-4:59PM           5PM-7:59AM
- --------------------------------------------------------------------------------
Bhutan                          975         6PM-5:59AM           6AM-5:59PM
- --------------------------------------------------------------------------------
Bolivia                         591         4PM-11:59PM          12AM-3:59PM
- --------------------------------------------------------------------------------
Bosnia-Herzegovina              387         1PM-1:59AM           2AM-12:59PM
- --------------------------------------------------------------------------------
Botswana                        267         6AM-11:59AM          12PM-5:59AM
- --------------------------------------------------------------------------------
Brazil                           55         8AM-5:59PM           6PM-7:59AM
- --------------------------------------------------------------------------------
British Virgin Islands          809         8AM-4:59PM           5PM-7:59AM
- --------------------------------------------------------------------------------
Brunei                          673         5PM-10:59PM          11PM-4:59PM
- --------------------------------------------------------------------------------
Bulgaria                        359         1PM-1:59AM           2AM-12:59PM
- --------------------------------------------------------------------------------
Burkina Faso                    226         6AM-11:59AM          12PM-5:59AM
- --------------------------------------------------------------------------------
Burundi                         257         6AM-11:59AM          12PM-5:59AM
- --------------------------------------------------------------------------------
Cambodia                        855         5PM-1:59AM           2AM-4:59PM
- --------------------------------------------------------------------------------
Cameroon                        237         6AM-11:59AM          12PM-5:59AM
- --------------------------------------------------------------------------------
Canary Islands
- --------------------------------------------------------------------------------
Cape Verde Islands              238         6AM-11:59AM          12PM-5:59AM
- --------------------------------------------------------------------------------
Carriacou
- --------------------------------------------------------------------------------
Cayman Islands                  809         8AM-4:59PM           5PM-7:59AM
- --------------------------------------------------------------------------------
Central African Republic        236         6AM-11:59AM          12PM-5:59AM
- --------------------------------------------------------------------------------
Chad Republic                   235         6AM-11:59AM          12PM-5:59AM
- --------------------------------------------------------------------------------

All weekend and holiday hours bill at economy rates

                                    WILMAX
                          OVERSEAS PRICING SCHEDULES

- --------------------------------------------------------------------------------
                               COUNTRY      STANDARD RATE        DISC/ECON*
        COUNTRY                 CODE           PERIOD            RATE PERIOD
- --------------------------------------------------------------------------------
Chile                            56         8AM-5:59PM           6PM-7:59AM
- --------------------------------------------------------------------------------
China                            86         5PM-1:59AM           2AM-4:59PM
- --------------------------------------------------------------------------------
Christmas Coco
- --------------------------------------------------------------------------------
Colombia                         57         4PM-11:59PM          12AM-3:59PM
- --------------------------------------------------------------------------------
Comoros                         269         6AM-11:59AM          12PM-5:59AM
- --------------------------------------------------------------------------------
Congo                           242         6AM-11:59AM          12PM-5:59AM
- --------------------------------------------------------------------------------
Cook Islands                    682         5PM-10:59PM          11PM-4:59PM
- --------------------------------------------------------------------------------
Costa Rica                      506         5PM-10:59PM          11PM-4:49PM
- --------------------------------------------------------------------------------
Croatia                         385         1PM-1:59AM           2AM-12:59PM
- --------------------------------------------------------------------------------
Cuba                             53         4PM-9:59PM           10PM-3:59PM
- --------------------------------------------------------------------------------
Cueta
- --------------------------------------------------------------------------------
Cyprus                          357         7AM-12:59PM          1PM-6:59AM
- --------------------------------------------------------------------------------
Czech Republic                   42         7AM-12:59PM          1PM-6:59AM
- --------------------------------------------------------------------------------
Denmark                          45         7AM-12:59PM          1PM-6:59AM
- --------------------------------------------------------------------------------
Diego Garcia                    246         6AM-5:59PM           6PM-5:59AM
- --------------------------------------------------------------------------------
Djibouti                        253         6AM-11:59AM          12PM-5:59AM
- --------------------------------------------------------------------------------
Dominica                        809         4PM-9:59PM           10PM-3:59PM
- --------------------------------------------------------------------------------
Dominican Republic              809         4PM-9:59PM           10PM-3:59PM
- --------------------------------------------------------------------------------
Ecuador                         593         4PM-11:59PM          12AM-3:59PM
- --------------------------------------------------------------------------------
Egypt                            20         1PM-1:59AM           2AM-12:59PM
- --------------------------------------------------------------------------------
El Salvador                     503         5PM-10:59PM          11PM-4:49PM
- --------------------------------------------------------------------------------
Equi Guinea                     240         6AM-11:59AM          12PM-5:59AM
- --------------------------------------------------------------------------------
Estonia
- --------------------------------------------------------------------------------
Ethiopia                        251         1PM-1:59AM           2AM-12:59PM
- --------------------------------------------------------------------------------
Faeroe Islands                  298         7AM-12:59PM          1PM-6:59AM
- --------------------------------------------------------------------------------
Falkland Islands                500         8AM-5:59PM           6PM-7:59AM
- --------------------------------------------------------------------------------
Fiji Islands                    679         5PM-1:59AM           2AM-4:59PM
- --------------------------------------------------------------------------------
Finland                         358         7AM-12:59PM          1PM-6:59AM
- --------------------------------------------------------------------------------
Fr Guiana                       594         8AM-5:59PM           6PM-7:59AM
- --------------------------------------------------------------------------------
Fr Polynesia                    689         5PM-10:59PM          11PM-4:59PM
- --------------------------------------------------------------------------------
France                           33         7AM-12:59PM          1PM-6:59AM
- --------------------------------------------------------------------------------
French Antilles                 596         8AM-4:59PM           5PM-7:59AM
- --------------------------------------------------------------------------------
Gabon                           241         6AM-11:59AM          12PM-5:59AM
- --------------------------------------------------------------------------------
Gambia                          220         6AM-11:59AM          12PM-5:59AM
- --------------------------------------------------------------------------------
Georgia
- --------------------------------------------------------------------------------
Germany                          49         7AM-12:59PM          1PM-6:59AM
- --------------------------------------------------------------------------------
Ghana                           233         6AM-11:59AM          12PM-5:59AM
- --------------------------------------------------------------------------------
Gibraltar                       350         7AM-12:59PM          1PM-6:59A
- --------------------------------------------------------------------------------
Greece                          302         7AM-12:59PM          1PM-6:59A
- --------------------------------------------------------------------------------
Greenland                       299         7AM-12:59PM          1PM-6:59A
- --------------------------------------------------------------------------------
Grenada                         809         4PM-9:59PM           10PM-3:59PM
- --------------------------------------------------------------------------------
Guadeloupe                      590         8AM-4:59PM           5PM-7:59AM
- --------------------------------------------------------------------------------
Guam                            671         5PM-10:59PM          11PM-4:59PM
- --------------------------------------------------------------------------------

All weekend and holiday hours bill at economy rates

                                    WILMAX
                          OVERSEAS PRICING SCHEDULES

- --------------------------------------------------------------------------------
                               COUNTRY      STANDARD RATE        DISC/ECON*
        COUNTRY                 CODE           PERIOD            RATE PERIOD
- --------------------------------------------------------------------------------
Guantan. Bay                    539         4PM-9:59PM           10PM-3:59PM
- --------------------------------------------------------------------------------
Guatemala                       502         5PM-10:59PM          11PM-4:49PM
- --------------------------------------------------------------------------------
Guinea                          224         1PM-7:59PM           8PM-12:59PM
- --------------------------------------------------------------------------------
Guinea Bissau                   245         6AM-11:59AM          12PM-5:59AM
- --------------------------------------------------------------------------------
Guyana                          592         8AM-5:59PM           6PM-7:59AM
- --------------------------------------------------------------------------------
Haiti                           509         4PM-9:59PM           10PM-3:59PM
- --------------------------------------------------------------------------------
Honduras                        504         5PM-10:59PM          11PM-4:49PM
- --------------------------------------------------------------------------------
Hong Kong                       852         5PM-10:59PM          11PM-4:59PM
- --------------------------------------------------------------------------------
Hungary                          36         7AM-12:59PM          1PM-6:59AM
- --------------------------------------------------------------------------------
Iceland                         354         1PM-7:59PM           8PM-12:59PM
- --------------------------------------------------------------------------------
India                            91         6AM-5:59PM           6PM-5:59AM
- --------------------------------------------------------------------------------
Indonesia                        62         5PM-1:59AM           2AM-4:59PM
- --------------------------------------------------------------------------------
Inmarsat ATL WEST               874         All Times            All Times
- --------------------------------------------------------------------------------
Inmarsat IND OCEAN              873         All Times            All Times
- --------------------------------------------------------------------------------
Inmarsat PAC OCEAN              872         All Times            All Times
- --------------------------------------------------------------------------------
Inmarsat ATL EAST               871         All Times            All Times
- --------------------------------------------------------------------------------
Iran                             98         1PM-1:59AM           2AM-12:59PM
- --------------------------------------------------------------------------------
Iraq                            964         1PM-1:59AM           2AM-12:59PM
- --------------------------------------------------------------------------------
Ireland                         353         7AM-12:59PM          1PM-6:59AM
- --------------------------------------------------------------------------------
Israel                          972         8AM-4:59PM           5PM-7:59AM
- --------------------------------------------------------------------------------
Italy                            39         7AM-12:59PM          1PM-6:59AM
- --------------------------------------------------------------------------------
Ivory Coast                     225         6AM-11:59AM          12PM-5:59AM
- --------------------------------------------------------------------------------
Jamaica                         809         4PM-9:59PM           10PM-3:59PM
- --------------------------------------------------------------------------------
Japan                            81         2PM-7:59PM           8PM-1:59PM
- --------------------------------------------------------------------------------
Jordan                          962         8AM-2:59PM           3PM-7:59AM
- --------------------------------------------------------------------------------
Kazakhstan
- --------------------------------------------------------------------------------
Kenya                           254         7AM-4:59PM           5PM-6:59AM
- --------------------------------------------------------------------------------
Kirghizia
- --------------------------------------------------------------------------------
Kiribati                        686         5PM-10:59PM          11PM-4:59PM
- --------------------------------------------------------------------------------
Kuwait                          965         7AM-4:59PM           5PM-6:59AM
- --------------------------------------------------------------------------------
Kyrgyzstan
- --------------------------------------------------------------------------------
Laos                            856         5PM-10:59PM          11PM-4:59PM
- --------------------------------------------------------------------------------
Latvia
- --------------------------------------------------------------------------------
Lebanon                         961         8AM-2:59PM           3PM-7:59AM
- --------------------------------------------------------------------------------
Lesotho                         266         7AM-4:59PM           5PM-6:59AM
- --------------------------------------------------------------------------------
Liberia                         231         6AM-11:59AM          12PM-5:59AM
- --------------------------------------------------------------------------------
Libya                           218         6AM-11:59AM          12PM-5:59AM
- --------------------------------------------------------------------------------
Liechtenstein
- --------------------------------------------------------------------------------
Lithuania
- --------------------------------------------------------------------------------
Luxembourg                      352         7AM-12:59PM          1PM-6:59AM
- --------------------------------------------------------------------------------
Macao                           853         5PM-1:59AM           2AM-4:59PM
- --------------------------------------------------------------------------------
Macedonia                       389         1PM-1:59AM           2AM-12:59PM
- --------------------------------------------------------------------------------
Madagascar                      261         6AM-11:59AM          12PM-5:59AM
- --------------------------------------------------------------------------------

All weekend and holiday hours bill at economy rates

                                    WILMAX
                          OVERSEAS PRICING SCHEDULES

- --------------------------------------------------------------------------------
                               COUNTRY      STANDARD RATE        DISC/ECON*
        COUNTRY                 CODE           PERIOD            RATE PERIOD
- --------------------------------------------------------------------------------
Malawi                          265         6AM-11:59AM          12PM-5:59AM
- --------------------------------------------------------------------------------
Malaysia                         60         5PM-1:59AM           2AM-4:59PM
- --------------------------------------------------------------------------------
Maldives                        960         6PM-12:59AM          1AM-5:59PM
- --------------------------------------------------------------------------------
Mali Rep                        223         6AM-11:59AM          12PM-5:59AM
- --------------------------------------------------------------------------------
Malta                           356         7AM-12:59PM          1PM-6:59AM
- --------------------------------------------------------------------------------
Marshall Islands                692         5PM-10:59PM          11PM-4:59PM
- --------------------------------------------------------------------------------
Martinique
- --------------------------------------------------------------------------------
Mauritania                      222         6AM-11:59AM          12PM-5:59AM
- --------------------------------------------------------------------------------
Mauritius                       230         8AM-2:59PM           3PM-7:59AM
- --------------------------------------------------------------------------------
Mayotte Island
- --------------------------------------------------------------------------------
Melilla
- --------------------------------------------------------------------------------
Micronesia                      691         5PM-10:59PM          11PM-4:59PM
- --------------------------------------------------------------------------------
Moldovia
- --------------------------------------------------------------------------------
Monaco
- --------------------------------------------------------------------------------
Mongolia                        976         5PM-10:59PM          11PM-4:59PM
- --------------------------------------------------------------------------------
Montserrat                      809         4PM-9:59PM           10PM-3:59PM
- --------------------------------------------------------------------------------
Morocco                         212         6AM-11:59AM          12PM-5:59AM
- --------------------------------------------------------------------------------
Mozambique                      258         6AM-11:59AM          12PM-5:59AM
- --------------------------------------------------------------------------------
Mustique                        809         4PM-9:59PM           10PM-3:59PM
- --------------------------------------------------------------------------------
Myanmar                          95         5PM-10:59PM          11PM-4:59PM
- --------------------------------------------------------------------------------
N Caledonia                     687         5PM-10:59PM          11PM-4:59PM
- --------------------------------------------------------------------------------
Nakhodka
- --------------------------------------------------------------------------------
Namibia                         264         6AM-11:59AM          12PM-5:59AM
- --------------------------------------------------------------------------------
Nauru                           674         5PM-10:59PM          11PM-4:59PM
- --------------------------------------------------------------------------------
Nepal                           977         6AM-5:59PM           6PM-5:59AM
- --------------------------------------------------------------------------------
Neth Antilles                   599         6AM-4:59PM           5PM-7:59AM
- --------------------------------------------------------------------------------
Netherlands                      31         7AM-12:59PM          1PM-6:59AM
- --------------------------------------------------------------------------------
Nevis                           809         4PM-9:59PM           10PM-3:59PM
- --------------------------------------------------------------------------------
New Zealand                      64         5PM-10:59PM          11PM-4:59PM
- --------------------------------------------------------------------------------
Nicaragua                       505         5PM-10:59PM          11PM-4:49PM
- --------------------------------------------------------------------------------
Niger                           227         6AM-11:59AM          12PM-5:59AM
- --------------------------------------------------------------------------------
Nigeria                         234         7AM-4:59PM           5PM-6:59AM
- --------------------------------------------------------------------------------
Niue Island                     683         5PM-10:59PM          11PM-4:59PM
- --------------------------------------------------------------------------------
Norfolk Island                  672         5PM-10:59PM          11PM-4:59PM
- --------------------------------------------------------------------------------
Norway                           47         7AM-12:59PM          1PM-6:59AM
- --------------------------------------------------------------------------------
Oman                            968         8AM-2:59PM           3PM-7:59AM
- --------------------------------------------------------------------------------
Pakistan                         92         6AM-5:59PM           6PM-5:59AM
- --------------------------------------------------------------------------------
Palau                           680         5PM-10:59PM          11PM-4:59PM
- --------------------------------------------------------------------------------
Palm Island                     809         4PM-9:59PM           10PM-3:59PM
- --------------------------------------------------------------------------------
Panama                          507         5PM-10:59PM          11PM-4:49PM
- --------------------------------------------------------------------------------
Papua N Guin                    675         5PM-10:59PM          11PM-4:59PM
- --------------------------------------------------------------------------------
Paraguay                        595         8AM-5:59PM           6PM-7:59AM
- --------------------------------------------------------------------------------
Peru                             51         4PM-11:59PM          12AM-3:59PM
- --------------------------------------------------------------------------------

All weekend and holiday hours bill at economy rates

                                    WILMAX
                          OVERSEAS PRICING SCHEDULES

- --------------------------------------------------------------------------------
                               COUNTRY      STANDARD RATE        DISC/ECON*
        COUNTRY                 CODE           PERIOD            RATE PERIOD
- --------------------------------------------------------------------------------
Philippines                      63         5PM-1:59AM           2AM-4:59PM
- --------------------------------------------------------------------------------
Poland                           48         7AM-12:59PM          1PM-6:59AM
- --------------------------------------------------------------------------------
Portugal                        351         1PM-7:59PM           8PM-12:59PM
- --------------------------------------------------------------------------------
Qatar                           974         7AM-4:59PM           5PM-6:59AM
- --------------------------------------------------------------------------------
Reunion Island                  262         6AM-11:59AM          12PM-5:59AM
- --------------------------------------------------------------------------------
Romania                          40         1PM-1:59AM           2AM-12:59PM
- --------------------------------------------------------------------------------
Rota
- --------------------------------------------------------------------------------
Russia                            7         1PM-1:59AM           2AM-12:59PM
- --------------------------------------------------------------------------------
Rwanda                          250         6AM-11:59AM          12PM-5:59AM
- --------------------------------------------------------------------------------
Saipan                          670         5PM-10:59PM          11PM-4:59PM
- --------------------------------------------------------------------------------
Sakhalin
- --------------------------------------------------------------------------------
San Marina
- --------------------------------------------------------------------------------
Sao Tome                        239         6AM-11:59AM          12PM-5:59AM
- --------------------------------------------------------------------------------
Saudi Arabia                    966         7AM-4:59PM           5PM-6:59AM
- --------------------------------------------------------------------------------
Senegal Rep                     221         6AM-11:59AM          12PM-5:59AM
- --------------------------------------------------------------------------------
Seychelles Island               248         6AM-11:59AM          12PM-5:59AM
- --------------------------------------------------------------------------------
Sierra Leone                    232         6AM-11:59AM          12PM-5:59AM
- --------------------------------------------------------------------------------
Singapore                        65         5PM-10:59PM          11PM-4:59PM
- --------------------------------------------------------------------------------
Slovakia
- --------------------------------------------------------------------------------
Slovenia                        386         1PM-1:59AM           2AM-12:59PM
- --------------------------------------------------------------------------------
Solomon Island                  677         5PM-10:59PM          11PM-4:59PM
- --------------------------------------------------------------------------------
South Africa                     27         6AM-11:59AM          12PM-5:59AM
- --------------------------------------------------------------------------------
South Korea                      82         2PM-7:59PM           8PM-1:59PM
- --------------------------------------------------------------------------------
Spain                            34         7AM-12:59PM          1PM-6:59AM
- --------------------------------------------------------------------------------
Sri Lanka                        94         6AM-5:59PM           6PM-5:59AM
- --------------------------------------------------------------------------------
St Kitts                        809         4PM-9:59PM           10PM-3:59PM
- --------------------------------------------------------------------------------
St Lucia                        809         4PM-9:59PM           10PM-3:59PM
- --------------------------------------------------------------------------------
St Pierre/Miq                   508         4PM-9:59PM           10PM-3:59PM
- --------------------------------------------------------------------------------
St Vcnt/Gren                    809         4PM-9:59PM           10PM-3:59PM
- --------------------------------------------------------------------------------
St. Barthelemy
- --------------------------------------------------------------------------------
St. Martin
- --------------------------------------------------------------------------------
Suriname                        597         8AM-5:59PM           6PM-7:59AM
- --------------------------------------------------------------------------------
Swaziland                       268         6AM-11:59AM          12PM-5:59AM
- --------------------------------------------------------------------------------
Sweden                           46         7AM-12:59PM          1PM-6:59AM
- --------------------------------------------------------------------------------
Switzerland                      41         7AM-12:59PM          1PM-6:59AM
- --------------------------------------------------------------------------------
Syria                           963         1PM-1:59AM           2AM-12:59PM
- --------------------------------------------------------------------------------
Tadjikistan
- --------------------------------------------------------------------------------
Taiwan                          886         5PM-10:59PM          11PM-4:59PM
- --------------------------------------------------------------------------------
Tanzania                        255         1PM-1:59AM           2AM-12:59PM
- --------------------------------------------------------------------------------
Thailand                         66         5PM-1:59AM           2AM-4:59PM
- --------------------------------------------------------------------------------
Tinian
- --------------------------------------------------------------------------------
Togo                            228         6AM-11:59AM          12PM-5:59AM
- --------------------------------------------------------------------------------
Tonga                           676         5PM-10:59PM          11PM-4:59PM
- --------------------------------------------------------------------------------

All weekend and holiday hours bill at economy rates

                                    WILMAX
                          OVERSEAS PRICING SCHEDULES

- --------------------------------------------------------------------------------
                               COUNTRY      STANDARD RATE        DISC/ECON*
        COUNTRY                 CODE           PERIOD            RATE PERIOD
- --------------------------------------------------------------------------------
Trinidad/Tob                    809         4PM-9:59PM           10PM-3:59PM
- --------------------------------------------------------------------------------
Tunisia                         216         6AM-11:59AM          12PM-5:59AM
- --------------------------------------------------------------------------------
Turkey                           90         7AM-12:59PM          1PM-6:59AM
- --------------------------------------------------------------------------------
Turkmenistan
- --------------------------------------------------------------------------------
Turks/Caicos                    809         8AM-4:59PM           5PM-7:59AM
- --------------------------------------------------------------------------------
Tuvalu                          688         5PM-10:59PM          11PM-4:59PM
- --------------------------------------------------------------------------------
Uganda                          256         1PM-1:59AM           2AM-12:59PM
- --------------------------------------------------------------------------------
Ukraine
- --------------------------------------------------------------------------------
Union Island                    809         4PM-9:59PM           10PM-3:59PM
- --------------------------------------------------------------------------------
United Ar Emir                  971         8AM-2:59PM           3PM-7:59AM
- --------------------------------------------------------------------------------
United Kingdom                   44         7AM-12:59PM          1PM-6:59AM
- --------------------------------------------------------------------------------
Uruguay                         598         4PM-11:59PM          12AM-3:59PM
- --------------------------------------------------------------------------------
Uzbekistan
- --------------------------------------------------------------------------------
Vanuatu                         678         2PM-7:59PM           8PM-1:59PM
- --------------------------------------------------------------------------------
Vatican City
- --------------------------------------------------------------------------------
Venezuela                        58         8AM-5:59PM           6PM-7:59AM
- --------------------------------------------------------------------------------
Vietnam                          84         5PM-1:59AM           2AM-4:59PM
- --------------------------------------------------------------------------------
Wallis/Fut                      681         2PM-7:59PM           8PM-1:59PM
- --------------------------------------------------------------------------------
West Samoa                      685         5PM-10:59PM          11PM-4:59PM
- --------------------------------------------------------------------------------
Yemen, Rep of                   967         8AM-2:59PM           3PM-7:59AM
- --------------------------------------------------------------------------------
Yugoslavia                      381         1PM-1:59AM           2AM-12:59PM
- --------------------------------------------------------------------------------
Zaire                           243         6AM-11:59AM          12PM-5:59AM
- --------------------------------------------------------------------------------
Zambia                          260         6AM-11:59AM          12PM-5:59AM
- --------------------------------------------------------------------------------
Zimbabwe                        263         6AM-11:59AM          12PM-5:59AM
- --------------------------------------------------------------------------------

All weekend and holiday hours bill at economy rates

                                  CONFIDENTIAL
                                   TREATMENT


                                     WILMAX

                                SERVICE SCHEDULE

                                   [CARRIER]


     This Service Schedule is made as of the 25th day of July, 1994, by and between WilTel, Inc. ("WilTel") and U.S.tel ("Customer") and is a part of their agreement for switched services, identified as TSA# UST-940601 ("the Agreement"). Neither Customer nor WilTel shall be obligated with respect to the Service described below, nor any other condition of Service until Customer has submitted and WilTel has accepted a Service Request with respect to the particular Services.

1. WILMAX SERVICES: During the Service Term of the Agreement, WilTel will provide the following Services (all as more particularly described herein), (i) to and from the locations below, (ii) for the charges set forth in the Pricing Exhibit dated concurrently herewith, and (iii) subject to the Discount Schedule set forth in the Program Enrollment Terms:

         (a) WilMAX Extended Network Termination Service ("TERMINATION Service") which is WilTel's termination of calls received from Customer's Service Interconnection(s).

         (b) WilMAX Extended Network 800 Service ("800 ORIGINATION Service") which is the origination of calls by WilTel and the termination of such calls to Customer's Service Interconnection(s).

         (c) WilMAX Switched Access Service ("SWITCHED Service") which is the origination and termination of calls solely over facilities comprising the WilTel network.

         (d) WilMAX Dedicated Access Service ("DEDICATED ACCESS Service") which is the origination and termination of calls solely over facilities comprising the WilTel network.

         (e) WilMAX TRAVEL CARD Service ("TRAVEL CARD Service") which is the origination and termination of calls solely over facilities comprising the WilTel network.

2.       START OF SERVICE:

         (a) Start of Service for TERMINATION Service will occur concurrently with the activation of each circuit comprising Service Interconnections relevant to WilTel TERMINATION Service.

         (b) Start of Service for 800 ORIGINATION Service will occur concurrently with the activation of each circuit comprising Service Interconnections relevant to 800 ORIGINATION Service.

         (c) Start of Service for SWITCHED Service will occur on (i) an ANI by ANI basis concurrently with the activation of each ANI to be served, and
(ii) an 800 Number by 800 Number basis concurrently with the activation of each 800 Number.

         (d) Start of Service for DEDICATED ACCESS Service will occur concurrently with the activation of each circuit comprising Service Interconnections relevant to DEDICATED ACCESS Service.





5/1/94                            Page 1 of 7                   * CONFIDENTIAL

         (e) Start of Service for TRAVEL CARD Service will occur on a Code by Code basis concurrently with the activation of each Code.

3.       SERVICE INTERCONNECTIONS - TERMINATION SERVICE AND 800 ORIGINATION
         SERVICE:

         (a) In order to utilize TERMINATION Service and 800 ORIGINATION Service, one or more full time dedicated connections between Customer's network and the WilTel network at one or more WilTel designated locations ("WILTEL POP") must be established ("SERVICE INTERCONNECTION(S)"). Each Service Interconnection shall be comprised of one or more DS-1 circuits.

         (b) The circuit(s) comprising each Service Interconnection to a WilTel POP shall be requested by Customer on the appropriate WilTel Service Request. Each Service Request for TERMINATION Service or 800 Origination Service will describe (among other things) the WilTel POP to which a Service Interconnection is to be established, the Requested Service Date therefor, the type and quantity of circuits comprising the Service Interconnection and any charges and other information relevant thereto, such as, Customer's terminating or originating switch location, as the case may be. Such additional information may be obtained from Customer or gathered by WilTel and recorded in Technical Information Sheets provided by WilTel.

         (c) Once ordered, and unless otherwise provided for in this Agreement, Service Interconnections or the circuits comprising each Service Interconnection may only be canceled by Customer upon not less than thirty (30) days prior written notice to WilTel.

         (d) Absent the automatic number identification ("ANI") of the calling party, Customer shall provide WilTel with a written certification (the "Certification") of the percentage of interstate (including international) and intrastate minutes of use relevant to the minutes of traffic to be terminated in the same state in which the WilTel POP is located to which the Service Interconnection is made. This Certification shall be provided by Customer prior to Start of Service for any Service Interconnection and may be modified from time to time by Customer and subject to recertification upon the request of WilTel which requests shall not be made unilaterally by WilTel more than once each calendar quarter. Any such modification(s) or Certification(s) shall be effective as of the first day of any calendar month and following at least forty-five (45) days notice from Customer. In the event Customer fails to make such Certification, the relevant minutes of use will be deemed to be subject to the Intrastate Rates provided for in the Pricing Exhibit. In the event WilTel or any other third party requires an audit of WilTel's interstate/intrastate minutes of traffic, Customer agrees to cooperate in such audit at its expense and make its call detail records, billing systems and other necessary information reasonably available to WilTel or any third party solely for the purpose of verifying Customer's interstate/intrastate minutes of traffic. Customer agrees to indemnify WilTel for any liability WilTel incurs in the event Customer's Certification is different than that determined by the audit.

         (e) Customer shall be solely responsible for establishing and maintaining each Service Interconnection over facilities subject to WilTel's approval. Service Interconnections shall only be comprised of DS-1 facilities unless otherwise provided for in the Service Request and agreed to in writing by WilTel. If a Service Interconnection is proposed to be made via a local exchange carrier, WilTel will have the authority to direct Customer to utilize WilTel's entrance facilities or local serving arrangement ("LSA") with the relevant local telephone operating company, and Customer will be subject to a nondiscriminatory charge therefor from WilTel. The monthly recurring charge relevant to Customer's use of LSA capacity shall be subject to upward adjustment by WilTel from time to time. Such adjustment, if any, shall not exceed the rate that otherwise would be charged for the equivalent switched access





5/1/94                            Page 2 of 7                   * CONFIDENTIAL
capacity between the same points by the relevant local telephone operating company pursuant to its published charges for the type of service in question.

         (f) If other private line interexchange facilities are necessary to establish a Service Interconnection, and such facilities are requested from WilTel, such facilities will be provided on an individual case basis.

         (g) Commencing with the first full calendar month following Start of Service for each circuit comprising a Service Interconnection and thereafter, Customer will maintain an average loading of traffic per DS-1 (or DS-1 equivalent circuit) of not less than [*] minutes of use per calendar month/billing period ("Minimum Monthly Usage"). In the event Customer fails to obtain the required Minimum Monthly Usage level for the circuits comprising each Service Interconnection, WilTel will charge and Customer will pay [*] multiplied by the difference between the Minimum Monthly Usage and the actual minutes of use for the circuit(s) comprising the Service Interconnection in question ('Minimum Usage Charge"). WilTel TERMINATION Service and 800 ORIGINATION Service minutes carried over the same Service Interconnection, if any, shall be included in determining if Customer has met the Minimum Monthly Usage requirement.

         Example:  [*]


         (h) Customer may cancel circuits comprising the Service Interconnection(s) at any time without liability to WilTel for cancellation charges. In the event Customer does not have a Minimum Commitment and Customer cancels all circuits comprising all Service Interconnections at any time during the Service Term, the Cancellation Charge described in Subsection 2(A) of the Agreement shall not apply. Provided, however, Customer shall nevertheless be liable to pay WilTel a cancellation charge (regardless of the number of DS-1 or DS-1 equivalent circuits comprising the Service Interconnection(s) in question) [*] multiplied by the number of months (or pro rata portion thereof) remaining in the Service Term ("Carrier Service Cancellation Charge").

         (i) Because the damages to WilTel from Customer's cancellation or termination of all circuits comprising all Service Interconnections prior to completion of the Service Term is difficult if not impossible to determine, the Carrier Service Cancellation Charge due to WilTel in accordance with this Subsections intended by the parties to establish liquidated damages payable by Customer to WilTel and not as a penalty of any kind.

4.       SERVICE INTERCONNECTIONS - DEDICATED ACCESS:

         (a) In order to utilize DEDICATED ACCESS Service, one or more full time dedicated connections between an End User's private branch exchange ("PBX') or other customer premise equipment and the WilTel network at one or more WilTel designated locations ("WilTel POP") must be established ("Dedicated Service Interconnection(s)"). Each Dedicated Service Interconnection shall be, comprised of one or more DS-1 circuits or DS-3 circuits, as the case may be.





5/1/94                            Page 3 of 7                   * CONFIDENTIAL

         (b) The circuit(s) comprising each Dedicated Service Interconnection to a WilTel POP shall be requested by Customer on the appropriate WilTel Service Request. Each Service Request for DEDICATED ACCESS Service will describe (among other things) the WilTel POP to which a Dedicated Service Interconnection is to be established, the Requested Service Date therefor, the type and quantity of circuits comprising the Dedicated Service Interconnection and any charges and other information relevant thereto, such as, the location of the end user's originating or terminating location, as the case may be. Such additional information may be obtained from Customer or gathered by WilTel and recorded in Technical Information Sheets provided by WilTel.

         (c) Once ordered, and unless otherwise provided for in this Agreement, Dedicated Service Interconnections or the circuits comprising each Dedicated Service Interconnection may only be canceled by Customer upon not less than thirty (30) days prior written notice to WilTel.

         (d) Customer shall be responsible for establishing each Dedicated Service Interconnection over facilities subject to WilTel's approval. Dedicated Service Interconnections shall only be comprised of DS-1 facilities unless otherwise provided for in the Service Request. If a Dedicated Service Interconnection is proposed to be made via a local exchange carrier, WilTel will have the authority to direct Customer to utilize WilTel's entrance facilities or local serving arrangement ("LSA") with the relevant local telephone operating company, and Customer will be subject to a non-discriminatory charge therefor from WilTel. The recurring charge relevant to Customer's use of LSA capacity shall be stated in the corresponding Service Request subject, however, to upward adjustment by WilTel. Such adjustment if any, shall not exceed the rate that otherwise would be charged for the equivalent capacity between the same points by the relevant local telephone operating company pursuant to its published charges for the type of service in question.

         (e) Upon Customer's request, WilTel will provision and maintain local access facilities between the End User Location and the WilTel POP, subject to any LEC charges plus other applicable terms and charges set forth in WilTel's F.C.C. Tariff No. 5. If other private line interexchange facilities are necessary to establish a Dedicated Service Interconnection, such facilities will be provided on an individual case basis.

         (f) DEDICATED ACCESS SERVICE MINUTES OF USE ARE NOT SUBJECT TO AGGREGATION FOR THE PURPOSE OF DETERMINING IF CUSTOMER HAS MET ITS MINIMUM MONTHLY USAGE FOR TERMINATION SERVICE OR 800 ORIGINATION SERVICE.

5. BILLING INCREMENTS: U.S. Domestic (including Alaska, Hawaii, United States Virgin Islands and Puerto Rico) Service calls will be billed in six (6) second increments and subject to a six (6) second minimum charge (i) utilizing Hardware Answer Supervision where available, and (ii) with respect to 800 Services, commencing with Customer's switch wink or answer back. If Customer is found to be non-compliant in passing back appropriate answer supervision, i.e., answer back, WilTel reserves the right to suspend 800 Service or deny requests by Customer for additional Service until appropriate compliance is established. All international calls, with the exception of Mexico, will be billed in six (6) second increments and subject to a thirty (30) second minimum charge. Mexico calls will be billed in one (1) minute increments and subject to a one (1) minute minimum charge.

6. FORECASTS: Before Customer's initial order for Service, Customer shall provide WilTel with a forecast regarding the number of minutes expected to be terminated or originated in various LATAs and/or Tandems, so as to enable WilTel to configure optimum network arrangements. IN THE EVENT CUSTOMER'S SERVICE TRAFFIC VOLUMES RESULT IN A LOWER THAN INDUSTRY STANDARD COMPLETION RATE OR





5/1/94                            Page 4 of 7                   * CONFIDENTIAL

OTHERWISE ADVERSELY AFFECT THE WILTEL NETWORK, WILTEL RESERVES THE RIGHT TO BLOCK THE SOURCE OF SUCH ADVERSE TRAFFIC AT ANY TIME. Customer will provide WilTel with additional forecasts from time to time upon WilTel's request which shall not be more frequent than once every three (3) months.

7. RBOC TERMINATION/ORIGINATION: Following Start of Service for TERMINATION SERVICE or 800 ORIGINATION Service, Customer will maintain at least [*] of the minutes of traffic (during any calendar month or pro rata portion thereof) comprising Customer's TERMINATION Service or 800 Service for termination or origination in a Tandem owned and operated by a Regional Bell Operating Company ("RBOC TERMINATIONS/ORIGINATIONS") and subject to such RBOC's tariffed access charges. WilTel shall have the right to apply [*] per minute surcharge to the number of minutes by which Non-RBOC Terminations/Originations exceed [*] of total monthly TERMINATION Service or 800 ORIGINATION Service minutes.

8.       SERVICE INTERCONNECTION INSTALLATION:

         (a) DS-1 circuits comprising all Service Interconnections (including Dedicated Service Interconnections) will be subject to a nonrecurring [*] per DS-1 switch port installation charge.

         (b) DS-3 circuits comprising all Service Interconnections (including Dedicated Service Interconnections) will be subject to a nonrecurring per DS-3 switch port installation charge as determined on an individual case basis.

9. CDR TAPES: WilTel will provide Call Detail Records for WilTel's Services in machine readable form ("CDR TAPES") subject to the provisions set forth below:

         (a) WilTel will provide Customer one (1) CDR Tape once each month in one of several magnetic tape formats (to be selected on Customer's Service Request) which WilTel currently is then making available to its Customers. Monthly CDR Tapes under this Subsection are provided at no charge.

         (b) Customer may order a monthly delivery of toll records on 3.5" floppy diskette subject to a recurring charge of [*] per month.

         (c) Customer may order and WilTel will provide Customer one (1) CDR Tape once each week in one of several magnetic tape formats (to be selected on Customer's Service Request) which WilTel currently is then making available to its Customers. Weekly CDR Tapes under this Subsection are subject to a recurring monthly charge of [*].

         10.     800 NUMBERS:

         (a) 800 numbers will be issued to Customer (i.e., issuance equates to activation or reservation, whichever occurs first) on a random basis. Customer requests for specific numbers will be considered by WilTel, and if provided, will be subject to additional charges as set forth below and WilTel's then current reservation policy which shall also apply to any randomly selected and reserved 800 number. At any time preceding three (3) months from the scheduled expiration of the Service Term, Customer may only reserve 800 numbers in an amount equal to the greater of [*] of the total number of 800 numbers activated by WilTel for Customer. Customer requests for 800 numbers inconsistent with the above stated conditions may be considered by WilTel on an individual case basis. 800 numbers reserved for Customer will be activated upon Customer's request, however, each 800 number will be subject to reversion to WilTel without notice to Customer after sixty (60) days from issuance to Customer in the event WilTel records no level of measured charges associated with such number as of the expiration or after said sixty (60) day period.





5/1/94                            Page 5 of 7                   * CONFIDENTIAL

         (b) Customer Request for Specific Numbers - [*] per individual number.

         (c) Customer specifically agrees that regardless of the method in which an 800 number is reserved for or otherwise assigned to Customer, that Customer will not seek any remedy from WilTel under a theory of detrimental reliance or otherwise that such 800 number(s) are found not to be available for Customer's use until such 800 number is put in service for the benefit of Customer, and that such 800 number(s) shall not be sold, bartered, brokered or otherwise released by Customer for a fee ("800 Number Trafficking"). Any attempt by Customer to engage in 800 Number Trafficking shall be grounds for reclamation by WilTel for reassignment of the 800 number(s) reserved for or assigned to Customer.

11. RESPORG SERVICES: Responsible Organization Services (relevant to 800 Numbers) if provided by WilTel are provided pursuant to WilTel's F.C.C. Tariff No. 5.

12.      LIMITATION OF ORIGINATION OR TERMINATION LOCATIONS:

         (a) TERMINATION Service: (i) origination is available from any WilTel POP; and (ii) termination is to any direct dialable location worldwide.

         (b) 800 ORIGINATION Service: (i) origination is available from locations in the 50 United States, the United States Virgin Islands, Puerto Rico and Canada; and (ii) termination is to any Customer designated Service Interconnection.

         (c) SWITCHED Service (1+): (i) origination is available from all equal access exchanges in the 48 contiguous United States except in LATA 921 (Fishers Island, NY); and (ii) termination is to any direct dialable location worldwide.

         (d) SWITCHED Service (800): (i) origination is available from locations in the 50 United States, the United States Virgin Islands, Puerto Rico and Canada; and (ii) termination is available to locations in the 48 contiguous United States.

         (e) DEDICATED ACCESS Service (1+): (i) origination is available from locations in the 48 contiguous United States; and (ii) termination is available to any direct dialable location worldwide.

         (f) DEDICATED ACCESS Service (800): origination is available from locations in the 50 United States, the United States Virgin Islands, Puerto Rico and Canada; and (ii) termination is available to any Customer designated Dedicated Service Interconnection.

         (g) TRAVEL CARD Service: (i) origination is available from locations in the 50 United States, the United States Virgin Islands, Puerto Rico and Canada; (ii) termination is available to locations in the 48 contiguous United States for calls from locations in the 50 United States, the United States Virgin Islands, Puerto Rico and Canada; and (iii) termination is available to locations in the 50 United States, the United States Virgin Islands, Puerto Rico and Canada for calls from locations in the 48 contiguous United States.





5/1/94                            Page 6 of 7                   * CONFIDENTIAL

13. AUTHORIZATION CODES: WilTel will supply Customer with authorization codes ("CODES") containing nine (9) digits for use with a corresponding 800 Service number for origination and termination of Travel Card calls. The Codes may be obtained by Customer in blocks of ten (10) not to exceed a total of 1000 Codes at any one time. WilTel reserves the right to deny access to any Code at any time.

14. INBOUND PORTION OF TRAVEL CARD CALL: The inbound service portion of a TRAVEL CARD Service call (i.e., the 800 Service) must be provided by WilTel.

         IN WITNESS WHEREOF, THE PARTIES HAVE EXECUTED THIS SERVICE SCHEDULE ON THE DATE FIRST WRITTEN ABOVE.


WILTEL, INC.                             USTEL, INC.
                                         -----------------------------------
                                                      (CUSTOMER)

By: /s/ ROBERT A. BREJCHA                /s/ BARRY EPLING
    ---------------------------          -----------------------------------
         (SIGNATURE)                                 (SIGNATURE)

ROBERT A. BREJCHA                        BARRY EPLING
- -------------------------------          -----------------------------------
       (PRINT NAME)                                   (PRINT NAME)

DIRECTOR, CARRIER SALES                  COO
- -------------------------------          -----------------------------------
           (TITLE)                                      (TITLE)





5/1/94                            Page 7 of 7                   * CONFIDENTIAL